Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2022	2021	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$18,252	$17,697	$555	3.1%
International Package	4,950	5,397	(447)	(8.3)%
Supply Chain Solutions	3,831	4,677	(846)	(18.1)%
Total revenue	27,033	27,771	(738)	(2.7)%

Operating expenses:
U.S. Domestic Package	16,412	15,594	818	5.2%
International Package	3,930	4,071	(141)	(3.5)%
Supply Chain Solutions	3,496	4,215	(719)	(17.1)%
Total operating expenses	23,838	23,880	(42)	(0.2)%

Operating profit:
U.S. Domestic Package	1,840	2,103	(263)	(12.5)%
International Package	1,020	1,326	(306)	(23.1)%
Supply Chain Solutions	335	462	(127)	(27.5)%
Total operating profit	3,195	3,891	(696)	(17.9)%

Other income (expense):
Other pension income (expense)	1,325	267	1,058	396.3%
Investment income (expense) and other	129	(23)	152	N/M
Interest expense	(182)	(173)	(9)	5.2%
Total other income (expense)	1,272	71	1,201	N/M

Income before income taxes	4,467	3,962	505	12.7%

Income tax expense	1,014	869	145	16.7%

Net income	$3,453	$3,093	$360	11.6%

Net income as a percentage of revenue	12.8%	11.1%

Per share amounts:
Basic earnings per share	$3.98	$3.53	$0.45	12.7%
Diluted earnings per share	$3.96	$3.52	$0.44	12.5%

Weighted-average shares outstanding:
Basic	867	875	(8)	(0.9)%
Diluted	871	879	(8)	(0.9)%

As Adjusted Statement of Income Data (1):
Operating profit:
U.S. Domestic Package	$2,328	$2,165	$163	7.5%
International Package	1,091	1,331	(240)	(18.0)%
Supply Chain Solutions	403	456	(53)	(11.6)%
Total operating profit	3,822	3,952	(130)	(3.3)%

Total other income (expense)	$244	$89	$155	174.2%
Income before income taxes	$4,066	$4,041	$25	0.6%
Net income	$3,154	$3,152	$2	0.1%

Basic earnings per share	$3.64	$3.60	$0.04	1.1%
Diluted earnings per share	$3.62	$3.59	$0.03	0.8%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2022	2021	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,776	$2,807	$(31)	(1.1)%
Deferred	1,845	1,969	(124)	(6.3)%
Ground	13,631	12,921	710	5.5%
Total U.S. Domestic Package	18,252	17,697	555	3.1%
International Package:
Domestic	881	974	(93)	(9.5)%
Export	3,840	4,204	(364)	(8.7)%
Cargo and Other	229	219	10	4.6%
Total International Package	4,950	5,397	(447)	(8.3)%
Supply Chain Solutions:
Forwarding	1,803	2,866	(1,063)	(37.1)%
Logistics	1,508	1,343	165	12.3%
Other	520	468	52	11.1%
Total Supply Chain Solutions	3,831	4,677	(846)	(18.1)%
Consolidated	$27,033	$27,771	$(738)	(2.7)%

Consolidated volume (in millions)	1,762	1,844	(82)	(4.5)%

Operating days	63	63	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,185	2,341	(156)	(6.7)%
Deferred	1,967	2,304	(337)	(14.6)%
Ground	20,086	20,549	(463)	(2.3)%
Total U.S. Domestic Package	24,238	25,194	(956)	(3.8)%
International Package:
Domestic	1,853	2,127	(274)	(12.9)%
Export	1,882	1,961	(79)	(4.0)%
Total International Package	3,735	4,088	(353)	(8.6)%
Consolidated	27,973	29,282	(1,309)	(4.5)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$20.17	$19.03	$1.14	6.0%
Deferred	14.89	13.57	1.32	9.7%
Ground	10.77	9.98	0.79	7.9%
Total U.S. Domestic Package	11.95	11.15	0.80	7.2%
International Package:
Domestic	7.55	7.27	0.28	3.9%
Export	32.39	34.03	(1.64)	(4.8)%
Total International Package	20.06	20.11	(0.05)	(0.2)%
Consolidated	$13.04	$12.40	$0.64	5.2%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2022	2021	Change	% Change
(in millions)
Compensation and benefits	$13,301	$12,749	$552	4.3%
Repairs and maintenance	607	606	1	0.2%
Depreciation and amortization	888	754	134	17.8%
Purchased transportation	4,495	5,731	(1,236)	(21.6)%
Fuel	1,571	1,175	396	33.7%
Other occupancy	480	446	34	7.6%
Other expenses	2,496	2,419	77	3.2%
Total operating expenses	$23,838	$23,880	$(42)	(0.2)%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2022	2021	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$64,209	$60,317	$3,892	6.5%
International Package	19,698	19,541	157	0.8%
Supply Chain Solutions	16,431	17,429	(998)	(5.7)%
Total revenue	100,338	97,287	3,051	3.1%

Operating expenses:
U.S. Domestic Package	57,212	53,881	3,331	6.2%
International Package	15,372	14,895	477	3.2%
Supply Chain Solutions	14,660	15,701	(1,041)	(6.6)%
Total operating expenses	87,244	84,477	2,767	3.3%

Operating profit:
U.S. Domestic Package	6,997	6,436	561	8.7%
International Package	4,326	4,646	(320)	(6.9)%
Supply Chain Solutions	1,771	1,728	43	2.5%
Total operating profit	13,094	12,810	284	2.2%

Other income (expense):
Other pension income (expense)	2,251	4,457	(2,206)	(49.5)%
Investment income (expense) and other	184	22	162	N/M
Interest expense	(704)	(694)	(10)	1.4%
Total other income (expense)	1,731	3,785	(2,054)	(54.3)%

Income before income taxes	14,825	16,595	(1,770)	(10.7)%

Income tax expense	3,277	3,705	(428)	(11.6)%

Net income	$11,548	$12,890	$(1,342)	(10.4)%

Net income as a percentage of revenue	11.5%	13.2%

Per share amounts:
Basic earnings per share	$13.26	$14.75	$(1.49)	(10.1)%
Diluted earnings per share	$13.20	$14.68	$(1.48)	(10.1)%

Weighted-average shares outstanding:
Basic	871	874	(3)	(0.3)%
Diluted	875	878	(3)	(0.3)%

As Adjusted Statement of Income Data (1):
Operating profit:
U.S. Domestic Package	$7,574	$6,717	$857	12.8%
International Package	4,419	4,720	(301)	(6.4)%
Supply Chain Solutions	1,860	1,707	153	9.0%
Total operating profit	13,853	13,144	709	5.4%

Total other income (expense)	$670	$513	$157	30.6%
Income before income taxes	$14,523	$13,657	$866	6.3%
Net income	$11,326	$10,652	$674	6.3%

Basic earnings per share	$13.00	$12.19	$0.81	6.6%
Diluted earnings per share	$12.94	$12.13	$0.81	6.7%

(1) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2022	2021	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$10,699	$10,009	$690	6.9%
Deferred	5,968	5,846	122	2.1%
Ground	47,542	44,462	3,080	6.9%
Total U.S. Domestic Package	64,209	60,317	3,892	6.5%
International Package:
Domestic	3,346	3,690	(344)	(9.3)%
Export	15,341	15,012	329	2.2%
Cargo and Other	1,011	839	172	20.5%
Total International Package	19,698	19,541	157	0.8%
Supply Chain Solutions:
Forwarding	8,943	9,872	(929)	(9.4)%
Logistics	5,351	4,767	584	12.3%
Freight	—	1,064	(1,064)	(100.0)%
Other	2,137	1,726	411	23.8%
Total Supply Chain Solutions	16,431	17,429	(998)	(5.7)%
Consolidated	$100,338	$97,287	$3,051	3.1%

Consolidated volume (in millions)	6,194	6,413	(219)	(3.4)%

Operating days	255	254	1	0.4%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,992	2,093	(101)	(4.8)%
Deferred	1,553	1,723	(170)	(9.9)%
Ground	17,242	17,646	(404)	(2.3)%
Total U.S. Domestic Package	20,787	21,462	(675)	(3.1)%
International Package:
Domestic	1,759	1,988	(229)	(11.5)%
Export	1,745	1,800	(55)	(3.1)%
Total International Package	3,504	3,788	(284)	(7.5)%
Consolidated	24,291	25,250	(959)	(3.8)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$21.06	$18.83	$2.23	11.8%
Deferred	15.07	13.36	1.71	12.8%
Ground	10.81	9.92	0.89	9.0%
Total U.S. Domestic Package	12.11	11.06	1.05	9.5%
International Package:
Domestic	7.46	7.31	0.15	2.1%
Export	34.48	32.83	1.65	5.0%
Total International Package	20.91	19.44	1.47	7.6%
Consolidated	$13.38	$12.32	$1.06	8.6%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2022	2021	Change	% Change
(in millions)
Compensation and benefits	$47,781	$46,707	$1,074	2.3%
Repairs and maintenance	2,515	2,443	72	2.9%
Depreciation and amortization	3,188	2,953	235	8.0%
Purchased transportation	17,653	19,058	(1,405)	(7.4)%
Fuel	6,018	3,847	2,171	56.4%
Other occupancy	1,818	1,698	120	7.1%
Other expenses	8,271	7,771	500	6.4%
Total operating expenses	$87,244	$84,477	$2,767	3.3%

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
December 31, 2022 (unaudited) and December 31, 2021

	December 31, 2022	December 31, 2021
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$5,602	$10,255
Marketable securities	1,993	338
Accounts receivable	12,729	12,669
Less: Allowance for credit losses	(146)	(128)
Accounts receivable, net	12,583	12,541
Other current assets	2,039	1,800
Total Current Assets	22,217	24,934
Property, Plant and Equipment, Net	34,719	33,475
Operating Lease Right-Of-Use Assets	3,755	3,562
Goodwill	4,223	3,692
Intangible Assets, Net	2,796	2,486
Investments and Restricted Cash	20	26
Deferred Income Tax Assets	139	176
Other Non-Current Assets	3,255	1,054
Total Assets	$71,124	$69,405

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,341	$2,131
Current maturities of operating leases	621	580
Accounts payable	7,512	7,523
Accrued wages and withholdings	4,049	3,819
Self-insurance reserves	1,069	1,048
Accrued group welfare and retirement plan contributions	1,076	1,038
Other current liabilities	1,472	1,430
Total Current Liabilities	18,140	17,569
Long-Term Debt and Finance Leases	17,321	19,784
Non-Current Operating Leases	3,238	3,033
Pension and Postretirement Benefit Obligations	4,807	8,047
Deferred Income Tax Liabilities	4,302	3,125
Other Non-Current Liabilities	3,513	3,578

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	—	1,343
Retained earnings	21,326	16,179
Accumulated other comprehensive loss	(1,549)	(3,278)
Deferred compensation obligations	13	16
Less: Treasury stock	(13)	(16)
Total Equity for Controlling Interests	19,786	14,253
Noncontrolling interests	17	16
Total Shareowners' Equity	19,803	14,269
Total Liabilities and Shareowners' Equity	$71,124	$69,405

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2022	2021
Cash Flows From Operating Activities:
Net income	$11,548	$12,890
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	3,188	2,953
Pension and postretirement benefit (income) expense	(129)	(2,456)
Pension and postretirement benefit contributions	(2,342)	(576)
Self-insurance reserves	(20)	178
Deferred tax (benefit) expense	531	1,645
Stock compensation expense	1,568	878
Other (gains) losses	174	137
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(322)	(2,147)
Other assets	66	312
Accounts payable	34	1,265
Accrued wages and withholdings	(189)	(245)
Other liabilities	(9)	151
Other operating activities	6	22
Net cash from operating activities	14,104	15,007

Cash Flows From Investing Activities:
Capital expenditures	(4,769)	(4,194)
Proceeds from disposal of businesses, property, plant and equipment	12	872
Purchases of marketable securities	(1,906)	(312)
Sales and maturities of marketable securities	255	366
Net change in finance receivables	24	34
Acquisitions, net of cash acquired	(755)	(602)
Other investing activities	(333)	18
Net cash used in investing activities	(7,472)	(3,818)

Cash Flows From Financing Activities:
Net change in short-term debt	—	—
Proceeds from long-term borrowings	—	—
Repayments of long-term borrowings	(2,304)	(2,773)
Purchases of common stock	(3,500)	(500)
Issuances of common stock	262	251
Dividends	(5,114)	(3,437)
Other financing activities	(529)	(364)
Net cash used in financing activities	(11,185)	(6,823)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(100)	(21)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(4,653)	4,345

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	10,255	5,910
End of period	$5,602	$10,255

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2022	2021
Cash flows from operating activities	$14,104	$15,007
Capital expenditures	(4,769)	(4,194)
Proceeds from disposals of property, plant and equipment	12	24
Net change in finance receivables	24	34
Other investing activities	(333)	18
Free Cash Flow (Non-GAAP)	$9,038	$10,889

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	December 31, 2022	December 31, 2021
Net income	$11,548	$12,890
Add back:
Income tax expense	3,277	3,705
Interest expense	704	694
Depreciation & amortization	3,188	2,953
EBITDA	$18,717	$20,242
Add back (deduct):
Incentive compensation program redesign	505	—
Transformation and other	178	334
Defined benefit plan (gains) and losses	(1,061)	(3,272)
Investment income and other pension income	(1,374)	(1,207)
Adjusted EBITDA	$16,965	$16,097

Debt and finance leases, including current maturities	$19,662	$21,915
Add back:
Non-current pension and postretirement benefit obligations	4,807	8,047
Adjusted total debt	$24,469	$29,962

Adjusted total debt/Net Income	2.12	2.32

Adjusted total debt/adjusted EBITDA (Non-GAAP)	1.44	1.86

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Return on Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)	TTM(1) Ended	TTM(1) Ended
	December 31, 2022	December 31, 2021
Net income	$11,548	$12,890
Add back (deduct):
Income tax expense	3,277	3,705
Interest expense	704	694
Other pension (income) expense	(2,251)	(4,457)
Investment (income) expense and other	(184)	(22)
Operating profit	$13,094	$12,810
Incentive compensation program redesign	505	—
Long-lived asset estimated residual value changes	76	—
Transformation and other	178	334
Adjusted operating profit	$13,853	$13,144

Average debt and finance leases, including current maturities	$20,789	$23,285
Average pension and postretirement benefit obligations	6,427	11,932
Average shareowners' equity	17,036	7,469
Average invested capital	$44,252	$42,686

Net income to average invested capital	26.1%	30.2%

Adjusted Return on Invested Capital (Non-GAAP)	31.3%	30.8%

(1) Trailing twelve months.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended December 31,
(in millions, except per share data)	2022						2021
	As Reported (GAAP)	Pension Adj.(1)	Incentive Compensation Design Adj. (2)	Aircraft Residual Value Adj. (3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(5)	Transformation & Other Adj.(6)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$16,412	$—	$431	$25	32	$15,924	$15,594	$—	$62	$15,532	5.2%	2.5%
International Package	3,930	—	30	51	(10)	3,859	4,071	—	5	4,066	(3.5)%	(5.1)%
Supply Chain Solutions	3,496	—	44	—	24	3,428	4,215	—	(6)	4,221	(17.1)%	(18.8)%
Operating expense	23,838	—	505	76	46	23,211	23,880	—	61	23,819	(0.2)%	(2.6)%

U.S. Domestic Package	$1,840	$—	$431	$25	32	$2,328	$2,103	$—	$62	$2,165	(12.5)%	7.5%
International Package	1,020	—	30	51	(10)	1,091	1,326	—	5	1,331	(23.1)%	(18.0)%
Supply Chain Solutions	335	—	44	—	24	403	462	—	(6)	456	(27.5)%	(11.6)%
Operating Profit	3,195	—	505	76	46	3,822	3,891	—	61	3,952	(17.9)%	(3.3)%
Other Income and (Expense):
Other pension income (expense)	1,325	(1,028)	—	—	—	297	267	18	—	285	396.3%	4.2%
Investment income (expense) and other	129	—	—	—	—	129	(23)	—	—	(23)	N/M	N/M
Interest expense	(182)	—	—	—	—	(182)	(173)	—	—	(173)	5.2%	5.2%
Total Other Income (Expense)	$1,272	$(1,028)	$—	$—	$—	$244	$71	$18	$—	$89	N/M	174.2%
Income Before Income Taxes	4,467	(1,028)	505	76	46	4,066	3,962	18	61	4,041	12.7%	0.6%
Income Tax Expense	1,014	(246)	121	18	5	912	869	4	16	889	16.7%	2.6%
Net Income	$3,453	$(782)	$384	$58	$41	$3,154	$3,093	$14	$45	$3,152	11.6%	0.1%

Basic Earnings Per Share	$3.98	$(0.90)	$0.44	$0.07	$0.05	$3.64	$3.53	$0.02	$0.05	$3.60	12.7%	1.1%

Diluted Earnings Per Share	$3.96	$(0.90)	$0.44	$0.07	$0.05	$3.62	$3.52	$0.02	$0.05	$3.59	12.5%	0.8%

Weighted-average shares outstanding:
Basic	867						875
Diluted	871						879

(1) Net mark-to-market gain recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(2) One-time non-cash expense related to stock-based awards that were accelerated to fully vest at December 31, 2022 in connection with a change in incentive compensation program design.
(3) One-time non-cash charge reflecting a reduction in the estimated residual value of fully-depreciated MD-11 aircraft.
(4) Reflects a reduction to employee benefits costs of $25 million offset by other costs of $71 million.
(5) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(6) Reflects other employee benefits costs of $42 million and other costs of $19 million.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Twelve Months Ended December 31,
(in millions, except per share data)	2022						2021
	As Reported (GAAP)	Pension Adj.(1)	Incentive Compensation Design Adj. (2)	Aircraft Residual Value Adj. (3)	Transformation & Other Adj.(4)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension Adj.(5)	Transformation & Other Adj.(6)	As Adjusted (Non-GAAP)	% Change As Rep. (GAAP)	% Change As Adj. (Non-GAAP)

U.S. Domestic Package	$57,212	$—	$431	$25	121	$56,635	$53,881	$—	$281	$53,600	6.2%	5.7%
International Package	15,372	—	30	51	12	15,279	14,895	—	74	14,821	3.2%	3.1%
Supply Chain Solutions	14,660	—	44	—	45	14,571	15,701	—	(21)	15,722	(6.6)%	(7.3)%
Operating expense	87,244	—	505	76	178	86,485	84,477	—	334	84,143	3.3%	2.8%

U.S. Domestic Package	$6,997	$—	$431	$25	121	$7,574	$6,436	$—	$281	$6,717	8.7%	12.8%
International Package	4,326	—	30	51	12	4,419	4,646	—	74	4,720	(6.9)%	(6.4)%
Supply Chain Solutions	1,771	—	44	—	45	1,860	1,728	—	(21)	1,707	2.5%	9.0%
Operating Profit	13,094	—	505	76	178	13,853	12,810	—	334	13,144	2.2%	5.4%
Other Income and (Expense):
Other pension income (expense)	2,251	(1,061)	—	—	—	1,190	4,457	(3,272)	—	1,185	(49.5)%	0.4%
Investment income (expense) and other	184	—	—	—	—	184	22	—	—	22	N/M	N/M
Interest expense	(704)	—	—	—	—	(704)	(694)	—	—	(694)	1.4%	1.4%
Total Other Income (Expense)	$1,731	$(1,061)	$—	$—	$—	$670	$3,785	$(3,272)	$—	$513	(54.3)%	30.6%
Income Before Income Taxes	14,825	(1,061)	505	76	178	14,523	16,595	(3,272)	334	13,657	(10.7)%	6.3%
Income Tax Expense	3,277	(255)	121	18	36	3,197	3,705	(784)	84	3,005	(11.6)%	6.4%
Net Income	$11,548	$(806)	$384	$58	$142	$11,326	$12,890	$(2,488)	$250	$10,652	(10.4)%	6.3%

Basic Earnings Per Share	$13.26	$(0.93)	$0.44	$0.07	$0.16	$13.00	$14.75	$(2.85)	$0.29	$12.19	(10.1)%	6.6%

Diluted Earnings Per Share	$13.20	$(0.92)	$0.44	$0.07	$0.15	$12.94	$14.68	$(2.83)	$0.28	$12.13	(10.1)%	6.7%

Weighted-average shares outstanding:
Basic	871						874
Diluted	875						878

(1) Net mark-to-market gain of $1.0 billion recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans and $34 million gain representing the curtailment of benefits for certain Canadian pension plans.
(2) One-time non-cash expense related to stock-based awards that were accelerated to fully vest at December 31, 2022 in connection with a change in incentive compensation program design.
(3) One-time non-cash charge reflecting a reduction in the estimated residual value of fully-depreciated MD-11 aircraft.
(4) Reflects other employee benefits costs of $46 million and other costs of $132 million.
(5) Net mark-to-market gain recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(6) Reflects a gain on the divestiture of UPS Freight of $112 million, net of a previously-recognized valuation allowance of $66 million, other employee benefits costs of $206 million and other costs of $174 million.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Fourth Quarter
(unaudited)

Reconciliation of Currency Adjusted Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	December 31				Neutral
(in millions, except per piece data)	(GAAP)				(Non-GAAP)
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.55	$7.27	3.9%	$0.91	$8.46	16.4%
Export	32.39	34.03	(4.8)%	1.74	34.13	0.3%
Total International Package	$20.06	$20.11	(0.2)%	$1.34	$21.40	6.4%

Consolidated	$13.04	$12.40	5.2%	$0.17	$13.21	6.5%

	Three Months Ended				Currency
	December 31				Neutral
	(GAAP)				(Non-GAAP)
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$18,252	$17,697	3.1%	$—	$18,252	3.1%
International Package	4,950	5,397	(8.3)%	321	5,271	(2.3)%
Supply Chain Solutions	3,831	4,677	(18.1)%	81	3,912	(16.4)%
Total revenue	$27,033	$27,771	(2.7)%	$402	$27,435	(1.2)%

	Three Months Ended				Currency
	December 31				Neutral
	(Non-GAAP)				(Non-GAAP)
	2022	2021	% Change	Currency	2022 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$2,328	$2,165	7.5%	$—	$2,328	7.5%
International Package	1,091	1,331	(18.0)%	98	1,189	(10.7)%
Supply Chain Solutions	403	456	(11.6)%	(10)	393	(13.8)%
Total operating profit	$3,822	$3,952	(3.3)%	$88	$3,910	(1.1)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Reconciliation of Currency Adjusted Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Twelve Months Ended				Currency
(in millions, except per piece data)	December 31				Neutral
	(GAAP)				(Non-GAAP)
	2022	2021	% Change	Currency	2022 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.46	$7.31	2.1%	$0.82	$8.28	13.3%
Export	34.48	32.83	5.0%	1.50	35.98	9.6%
Total International Package	$20.91	$19.44	7.6%	$1.16	$22.07	13.5%

Consolidated	$13.38	$12.32	8.6%	$0.17	$13.55	10.0%

	Twelve Months Ended				Currency
	December 31				Neutral
	(GAAP)				(Non-GAAP)
	2022	2021	% Change	Currency	2022 (1)	% Change
Revenue (in millions):
U.S. Domestic Package	$64,209	$60,317	6.5%	$—	$64,209	6.5%
International Package	19,698	19,541	0.8%	1,060	20,758	6.2%
Supply Chain Solutions	16,431	17,429	(5.7)%	272	16,703	(4.2)%
Total revenue	$100,338	$97,287	3.1%	$1,332	$101,670	4.5%

	Twelve Months Ended				Currency
	December 31				Neutral
	(Non-GAAP)				(Non-GAAP)
	2022	2021	% Change	Currency	2022 (1)	% Change
As Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$7,574	$6,717	12.8%	$—	$7,574	12.8%
International Package	4,419	4,720	(6.4)%	268	4,687	(0.7)%
Supply Chain Solutions	1,860	1,707	9.0%	(35)	1,825	6.9%
Total operating profit	$13,853	$13,144	5.4%	$233	$14,086	7.2%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) See Non-GAAP schedules for reconciliation of adjustments.

Prior year amounts may have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of December 31, 2022
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	72	—	28	—
Boeing 767-300BCF	5	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	28	—	2	—
Other	—	295	—	—
Total	291	295	30	—

(1) Six MD-11 aircraft are expected to be retired from operational use during 2023.

Prior year amounts may have been reclassified to conform to the current year presentation.